UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12.

LIFE STORAGE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,

if other than Registrant)

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Your Vote Counts! LIFE STORAGE, INC. 6467 MAIN ST. WILLIAMSVILLE, NY 14221 LIFE STORAGE, INC. 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET You invested in LIFE STORAGE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 27, 2021. Vote Virtually at the Meeting* May 27, 2021 9:00 a.m., local time Virtually at: www.virtualshareholdermeeting.com/LSI2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D44520-P53679 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D44521-P53679 01) Mark G. Barberio 02) Joseph V. Saffire 03) Stephen R. Rusmisel 04) Arthur L. Havener, Jr. 05) Dana Hamilton 06) Edward J. Pettinella 07) David L. Rogers 08) Susan Harnett 1. Election of Directors Nominees: 2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2021. 3. Proposal to amend the Charter of the Company to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. 4. Proposal to approve the compensation of the Company’s executive officers. In their discretion, the proxies are authorized to vote upon any matters of business which may properly come before the meeting, or any adjournment(s) thereof. For For For For